                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  July 21, 1995
                                                --------------------------------

First Chicago Corporation
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                             1-6052                     36-2669970
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(NAME OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

One First National Plaza, Chicago, IL                              60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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c)  Exhibits
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Attached hereto or incorporated herein are the following Exhibits relating to the previously announced merger of First Chicago Corporation, a Delaware corporation (the "Corporation"), and NBD Bancorp, Inc., a Delaware corporation ("NBD"):

Exhibit       Description of
Number           Exhibit
- ------        --------------
  2           Agreement and Plan of Merger dated as of July 11, 1995, by and between the Corporation and NBD (Incorporated by reference to
              Exhibit 1 to the Corporatation's Current Report on Form 8-K dated
              July 19, 1995).

 23           Consent of Deloitte & Touche LLP

 27 The Corporation's Financial Data Schedule. (Incorporated by reference to Exhibit (27) to the Corporatation's Form 10-Q for the quarter ended March 31, 1995).

 99(a)        Pro forma financial information.

 99(b) Certain NBD historical financial information for the three years ended December 31, 1994, and for the first quarters of 1995 and 1994.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   First Chicago Corporation
                                   -------------------------
                                         (REGISTRANT)



Date:   July 21, 1995          By: /s/ WILLIAM J. ROBERTS
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                               Title: Senior Vice President and Controller